                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               RYDER SYSTEM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

RYDER SYSTEM, INC.
3600 N.W. 82nd Avenue
Miami, Florida 33166                                                (RYDER LOGO)

TO THE SHAREHOLDERS OF RYDER SYSTEM, INC.:

You are cordially invited to attend our Annual Meeting of Shareholders on Friday, May 1, 1998, at 11:00 A.M., at the Miami Airport Hilton and Towers, located in Miami, Florida.

The proposals to be acted upon at the Meeting include the election of directors, the ratification of an amendment to the Ryder System, Inc. 1995 Stock Incentive Plan and the ratification of the appointment of independent auditors for 1998. I hope you will carefully read the proposals, which are described in the accompanying Proxy Statement, and cast your vote in favor of them.

It is important that your shares be represented at the Meeting. Accordingly, even if you plan to attend the Meeting, please sign, date and promptly mail the enclosed proxy card in the postage-prepaid envelope.

On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

/s/ M. ANTHONY BURNS

M. Anthony Burns
Chairman, President and
Chief Executive Officer

March 23, 1998

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 1, 1998

The Annual Meeting of Shareholders of Ryder System, Inc. will be held at the Miami Airport Hilton and Towers, 5101 Blue Lagoon Drive, Miami, Florida, on Friday, May 1, 1998, at 11:00 A.M., for the following purposes:

     (1) To elect five directors;

     (2) To ratify an amendment to the Ryder System, Inc. 1995 Stock Incentive Plan;

     (3) To ratify the appointment of KPMG Peat Marwick LLP as auditors for the Company; and

     (4) To transact such other business as may properly come before the Meeting and any adjournments of the Meeting.

Only Shareholders of record of the Company's Common Stock at the close of business on March 5, 1998, are entitled to vote in person or by proxy at the Annual Meeting or any adjournments of the Meeting.

The 1997 Annual Report of the Company has been mailed with this Notice and Proxy Statement to each Shareholder entitled to vote at the Meeting.

                               RYDER SYSTEM, INC.

                               /s/ Vicki A. OMeara
                               Vicki A. O'Meara
                               Executive Vice President,
                               General Counsel and Secretary

March 23, 1998
Miami, Florida

                            YOUR VOTE IS IMPORTANT!

Please sign, date and return the accompanying proxy card in the enclosed postage-prepaid envelope as promptly as possible.

If because of a disability you will need auxiliary aids or services to attend the Annual Meeting, please contact the Secretary prior to the Meeting at Ryder System, Inc., 3600 N.W. 82nd Avenue, Miami, Florida 33166 at (305) 500-3283.

--------------------------------------------------------------------------------

RYDER SYSTEM, INC.
3600 N.W. 82nd Avenue
Miami, Florida 33166                                                  RYDER LOGO

---------------------------------------------
           TABLE OF CONTENTS             PAGE
---------------------------------------------
Proxy Statement                            1
Solicitation and Voting of Proxies         1
Policy of Confidential Voting              1
Procedures for the Meeting                 1
Participants in the 401(k) Plan            2
Outstanding Voting Stock                   2
Election of Directors (Item No. 1)         3
Board of Directors and Committees of
  the Board                                9
Compensation of Directors                  9
Certain Relationships                     10
Amendment to the Ryder System, Inc.
  1995 Stock Incentive Plan (Item No.
  2)                                      11
Selection of Auditors (Item No. 3)        13
Beneficial Ownership of Shares            14
Compensation Committee Report on
  Executive Compensation                  16
Compensation of Executive Officers        19
Option Grants                             20
Aggregated Option Exercises and Fiscal
  Year-End Option Values                  21
Pension Benefits                          21
Stock Performance                         23
Cost of Solicitation                      23
Submission of Shareholder Proposals for
  the 1999 Annual Meeting                 24
Ryder System, Inc. 1995 Stock Incentive
  Plan                                    Appendix A
---------------------------------------------

---------------------------------------------

                                PROXY STATEMENT

                               RYDER SYSTEM, INC.
                             3600 N.W. 82ND AVENUE
                              MIAMI, FLORIDA 33166

                       SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Ryder System, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, May 1, 1998, and at any adjournments of the meeting ("Annual Meeting" or "Meeting"). This Proxy Statement and the accompanying proxy card are being distributed on or about March 23, 1998, to holders of the Company's common stock ("Shareholders" or, singularly, a "Shareholder") entitled to vote at the Meeting.

A Proxy Committee consisting of M. Anthony Burns, Edwin A. Huston and Vicki A. O'Meara will vote the shares of common stock, par value $.50 per share, of the Company ("Common Stock," "Common Shares" or "Shares" or, singularly, "Common Share" or "Share") represented by each proxy card returned to the Company. The Shares represented by such proxy cards will be voted in favor of the election of each director nominated in this Proxy Statement, in favor of amending the Ryder System, Inc. 1995 Stock Incentive Plan and in favor of the ratification of KPMG Peat Marwick LLP as auditors of the Company unless a contrary instruction is made on such proxy card, in which event the proxy will be voted by the Proxy Committee in accordance with the Shareholder's instructions. Any Shareholder giving a proxy has the power to revoke it at any time before it is exercised at the Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the Meeting and voting in person.

                         POLICY OF CONFIDENTIAL VOTING

It is the Company's policy that all proxies, ballots and vote tabulations that identify the particular vote of a Shareholder be kept confidential, except that disclosure may be made: (i) to allow the independent election inspectors to certify the results of the vote; (ii) as necessary to meet applicable legal requirements, including the pursuit or defense of judicial actions; or (iii) in the event of a proxy or consent solicitation in opposition to the Company based on an opposition proxy or consent statement filed, or required to be filed, with the Securities and Exchange Commission (the "SEC"). Accordingly, proxy cards are returned in envelopes addressed to the tabulator, which receives, inspects and tabulates the proxies. The final tabulation is inspected by inspectors of election. Both the tabulator and the inspectors are independent of the Company, its directors, officers and employees. Except as described above, information as to the voting instructions given by individuals who are participants in the Ryder System, Inc. Employee Savings Plan (the "401(k) Plan") will not be disclosed to management by the trustee of the 401(k) Plan. Information as to which Shareholders have not voted and periodic status reports on the aggregate vote will be available to the Company.

                           PROCEDURES FOR THE MEETING

The presence, in person or by proxy, of the holders of a majority of the outstanding Shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Annual Meeting. Business at the Meeting will be conducted in accordance with the procedures determined by the Chairman of the Meeting and will be limited to matters properly brought before the Meeting pursuant to the procedures prescribed in the Company's By-Laws. Those procedures include the requirement that any Shareholder who desires either to bring a Shareholder proposal before an annual meeting or to nominate a person for election as a director at an annual meeting give written notice, prior to such annual meeting, to the Company with respect to the proposal or nominee (see also "Submission of Shareholder Proposals for the 1999 Annual Meeting"). The Chairman of the Meeting may refuse to acknowledge any Shareholder proposal or any nomination for director not made in accordance with the foregoing.

The Board of Directors does not anticipate that any matters other than those set forth in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly brought before the Meeting, proxies will be voted in accordance with the judgment of the Proxy Committee.

                        PARTICIPANTS IN THE 401(K) PLAN

If a Shareholder is a participant in the 401(k) Plan, the proxy card represents the number of full Shares held for the benefit of the participant in the 401(k) Plan as well as any Shares registered in the participant's name. Thus, a proxy card for such a participant grants a proxy for Shares registered in the participant's name and serves as a voting instruction for the trustee of the 401(k) Plan for the Share account in the participant's name.

                            OUTSTANDING VOTING STOCK

On March 5, 1998, there were 74,193,091 outstanding Shares of Common Stock. All such Shares may be voted at the Annual Meeting and each outstanding Common Share is entitled to one vote. Only holders of Common Stock of record at the close of business on March 5, 1998, are entitled to vote at the Annual Meeting or any adjournments of the Meeting. Neither broker non-votes nor abstentions are counted as affirmative votes, in whole or in part.

--------------------------------------------------------------------------------

                             ELECTION OF DIRECTORS

                                  (ITEM NO. 1)

The Company has three classes of directors serving staggered three-year terms. Serving in the class of directors whose term expires at the 1998 Annual Meeting are Vernon E. Jordan, Jr., Paul J. Rizzo and Alva O. Way. The term of office of Joseph L. Dionne, David T. Kearns and Lynn M. Martin expires at the 1999 Annual Meeting. M. Anthony Burns, Edward T. Foote II and John A. Georges are currently serving a term which expires at the 2000 Annual Meeting.

Mark H. Willes has resigned as a member of the Board of Directors effective February 19, 1998.

On February 19, 1998, Christine A. Varney was appointed by the Board of Directors to serve in the class of directors whose term expires at the 1998 Annual Meeting. In addition, David I. Fuente has been nominated by the Board to serve as a member of the Board of Directors, serving in the class of directors whose term expires at the 1999 Annual Meeting.

Accordingly, the Shareholders are asked to elect Vernon E. Jordan, Jr., Paul J. Rizzo, Christine A. Varney and Alva O. Way, all of whom have been duly nominated by the Board of Directors, to serve a term of office expiring at the 2001 Annual Meeting, and David I. Fuente, who has been duly nominated by the Board of Directors, to serve a term of office expiring at the 1999 Annual Meeting.

Unless a proxy card specifies otherwise, the Proxy Committee will vote the Shares covered by the proxy for the election of Vernon E. Jordan, Jr., Paul J. Rizzo, Christine A. Varney and Alva O. Way to the class of directors whose term expires at the 2001 Annual Meeting, and for the election of David I. Fuente to the class of directors whose term expires at the 1999 Annual Meeting. In the event any of these nominees becomes unavailable to serve (which is not anticipated), the proxy card gives the Proxy Committee the authority to vote for such other person as it may select.

The following material sets forth the name of each nominee and of each director continuing in office, a description of positions and offices with the Company, any other principal occupation, business experience during at least the last five (5) years, certain directorships presently held, age and length of service as a director of the Company.

The affirmative vote of a majority of the Shares entitled to vote at the Meeting is necessary for the election of each nominee to the Board of Directors.

--------------------------------------------------------------------------------

NOMINEES FOR DIRECTOR
FOR A TERM OF OFFICE EXPIRING AT THE 2001 ANNUAL MEETING
--------------------------------------------------------------------------------

                        VERNON E. JORDAN, JR.                Mr. Jordan is a Senior Partner in the law firm of Akin,
                        Senior Partner,                      Gump, Strauss, Hauer & Feld, LLP. Prior to joining Akin,
PHOTO                   Akin, Gump, Strauss,                 Gump in 1982, he was President and Chief Executive Officer
                        Hauer & Feld, LLP                    of the National Urban League from 1972 to 1981. From 1970
                                                             to 1972, he was Executive Director of the United Negro
Director since 1989     Member--Audit Committee              College Fund. He is currently serving on the Board of
Age 62                  Member-- Committee on Directors      Directors of American Express Company, Bankers Trust
                                 and Public                  Company, Bankers Trust New York Corporation, Callaway Golf
                                 Responsibility              Company, Chanceller Media Corporation, Dow Jones & Company,
                                                             Inc., J.C. Penney Company, Inc., Revlon Group, Sara Lee
                                                             Corporation, Union Carbide Corporation and Xerox Corpora-
                                                             tion. He is also a trustee of The Ford Foundation and
                                                             Howard University.

--------------------------------------------------------------------------------

                        PAUL J. RIZZO                        Mr. Rizzo was employed with International Business Machines
                        Retired Vice Chairman,               Corporation, where he held increasingly responsible
PHOTO                   International Business               positions, from 1958 until his retirement as Vice Chairman
                        Machines Corporation                 of the Board in 1987. He returned to IBM in 1993 as Vice
                                                             Chairman of the Board until he retired again on December
Director 1987-1993      Chairman--Finance Committee          31, 1994. He was Dean of the Kenan-Flagler Business School
  and since 1995        Member--Compensation Committee       of the University of North Carolina from 1987 until 1992,
Age 70                                                       when he retired from that position to become a partner in
                                                             Franklin Street Partners, a Chapel Hill investment firm. He is currently serving on the Board of Directors of Johnson &
                                                             Johnson, The McGraw-Hill Companies and Cox Enterprises.

--------------------------------------------------------------------------------

                        CHRISTINE A. VARNEY                  Ms. Varney is a Partner in the law firm of Hogan & Hartson
                        Partner,                             L.L.P., which she rejoined in 1997 after 5 years in
PHOTO                   Hogan & Hartson L.L.P.               government service. She is a leader of the Internet law
                                                             practice for the firm. Ms. Varney served as a Federal Trade
                        Member--Audit Committee              Commissioner from 1994 to 1997 and as a Senior White House
Director since 1998     Member--Committee on Directors       Advisor to the President from 1993 to 1994. She has also
Age 42                          and Public                   served as Chief Counsel to the President's Primary Campaign
                                Responsibility               in 1992 and as General Counsel to the Democratic National
                                                             Committee from 1989 to 1992. Prior to her government
                                                             service, Ms. Varney practiced law with the Firms of
                                                             Pierson, Semmes & Finley (1986-1988), and Surrey & Morse
                                                             (1984-1986).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        ALVA O. WAY                          Mr. Way was elected Chairman of the Board of IBJ Schroder
                        Chairman, IBJ Schroder               Bank & Trust Company in 1986. He serves as a consultant to
PHOTO                   Bank & Trust Company                 and director of Schroder PLC, London, and related
                                                             companies. In 1951, Mr. Way joined General Electric Company
                        Chairman--Compensation               where he served in various executive positions including
                                  Committee                  Chief Financial Officer. In 1979, he was elected Vice
                        Member--Finance Committee            Chairman of American Express Company, and in 1981 he was
                                                             named President of American Express Company and Chairman
                                                             and Chief Executive Officer of American Express Interna-
                                                             tional Banking Corporation. Mr. Way served as President of
                                                             The Travelers Companies, a financial services organization, from 1983 through 1984. He is a director of Eli Lilly and
Director since 1985                                          Company, The McGraw-Hill Companies and Gould, Inc. He is a
Age 68                                                       member of the Brown University Board of Fellows and
                                                             Chancellor Emeritus.

--------------------------------------------------------------------------------

NOMINEE FOR DIRECTOR
FOR A TERM OF OFFICE EXPIRING AT THE 1999 ANNUAL MEETING
--------------------------------------------------------------------------------

                        DAVID I. FUENTE                      Mr. Fuente has served as Chairman and Chief Executive
                        Chairman and Chief                   Officer of Office Depot since 1987, one year after the
PHOTO                   Executive Officer,                   company was founded. Before joining Office Depot, Mr.
                        Office Depot, Inc.                   Fuente served for eight years at Sherwin-Williams as
                                                             President of the Paint Stores Group. Before joining
Age 52                                                       Sherwin-Williams, he was Director of Marketing at Gould,
                                                             Inc.

--------------------------------------------------------------------------------

DIRECTORS CONTINUING IN OFFICE
--------------------------------------------------------------------------------

                        M. ANTHONY BURNS                     Mr. Burns, who joined the Company in 1974, was elected a
                        Chairman, President and              director, President and Chief Operating Officer of the
PHOTO                   Chief Executive Officer,             Company in December 1979. Effective January 1, 1983, he was
                        Ryder System, Inc.                   elected to the position of Chief Executive Officer of the
                                                             Company, and on May 3, 1985, he became Chairman of the
Director since 1979                                          Board. He serves on the Board of Directors of The Chase
Age 55                                                       Manhattan Corporation, The Chase Manhattan Bank, N.A., J.C.
                                                             Penney Company, Inc. and Pfizer Inc. He is an Active Member
                                                             of The Business Council, a member of The Business
                                                             Roundtable and The Business Roundtable's Policy Committee,
                                                             and chairs The Business Roundtable's Health and Retirement
                                                             Task Force. He serves on the Board of the Boy Scouts of
                                                             America. He also serves on the Board of Trustees of the
                                                             University of Miami.

--------------------------------------------------------------------------------

                        JOSEPH L. DIONNE                     Mr. Dionne has been Chairman of the Board of The
                        Chairman, The McGraw-Hill            McGraw-Hill Companies since 1988. He joined McGraw-Hill
PHOTO                   Companies                            Book Company in 1967 as Vice President for Research and
                                                             Development at Educational Developmental Laboratories. A
                        Chairman--Committee on Directors     year later, he was appointed General Manager of California
Director since 1995               and Public                 Test Bureau and became a Vice President of McGraw-Hill Book
Age 64                            Responsibility             Company in 1970. He has held various positions in the
                        Member--Audit Committee              company including Executive Vice President-Operations. In
                                                             1981, he became President and Chief Operating Officer of
                                                             McGraw-Hill and held that position until 1983 when he
                                                             became President and Chief Executive Officer. Prior to
                                                             joining McGraw-Hill, Mr. Dionne's experience included
                                                             teaching, educational administration and consulting work on a number of experimental education projects. He serves on
                                                             the Board of Directors of The Equitable Companies,
                                                             Incorporated, The Equitable Life Assurance Society of the
                                                             United States and Harris Corporation, and is a trustee of
                                                             Hofstra University.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        EDWARD T. FOOTE II                   Mr. Foote has been President of the University of Miami
                        President, University                since 1981. Prior to joining the University of Miami, he
PHOTO                   of Miami                             was Special Advisor to the Chancellor and Board of
                                                             Trustees, Washington University, from 1980 to 1981. From
                        Member--Compensation                 1973 to 1980, he was Dean of the Washington University
Director since 1987             Committee                    School of Law, and from 1970 to 1973, he was Vice
Age 60                  Member--Committee on                 Chancellor, General Counsel and Secretary to the Board of
                                Directors and                Trustees of Washington University. Prior to that he was an
                                Public                       associate with the law firm of Bryan, Cave, McPheeters and
                                Responsibility               McRoberts.

--------------------------------------------------------------------------------

                        JOHN A. GEORGES                      Mr. Georges joined Windward Capital Partners, L.P. as a
                        Senior Managing Director,            Senior Managing Director in May, 1996. Mr. Georges was
PHOTO                   Windward Capital Partners, L.P.      Chairman of the Board and Chief Executive Officer of
                        and Retired Chairman and Chief       International Paper from 1984 until April 1996 when he
                        Executive Officer, International     retired. He is also a director of International Paper,
Director since 1993     Paper Company                        Warner-Lambert Company and AK Steel Holding Corporation.
Age 67                                                       Mr. Georges is also the Chairman of DCV Inc. Mr. Georges is
                        Chairman--Audit Committee            a member of The Business Council, The Trilateral
                        Member--Finance Committee            Commission, Board Member of the University of Illinois
                                                             Foundation and a trustee of the Public Policy Institute of the Business Council of New York State. He was formerly a
                                                             director of The New York Stock Exchange from 1987-1993 and a director of The Federal Reserve Bank of New York from
                                                             1986-1992.

--------------------------------------------------------------------------------

                        DAVID T. KEARNS                      Mr. Kearns has been Chairman of the New American Schools
                        Chairman, New American Schools       Development Corporation since 1993 and was Deputy Secretary
PHOTO                   Development Corporation, and         of the United States Department of Education from 1991
                        Retired Chairman and Chief           through 1993. From 1982 through 1990, Mr. Kearns was
                        Executive Officer, Xerox             Chairman and Chief Executive Officer of Xerox Corporation,
Director 1988-1991      Corporation                          which he joined in 1971 as a Vice President. Prior to
  and since 1993                                             joining Xerox, he was a Vice President in the Data
Age 67                  Member--Audit Committee              Processing Division of International Business Machines
                        Member--Finance Committee            Corporation. Mr. Kearns is a member of The Business
                                                             Council, the Council on Foreign Relations and the American
                                                             Philosophical Society. Mr. Kearns is a trustee of the
                                                             University of Rochester and The Ford Foundation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        LYNN M. MARTIN                       Since serving as Secretary of Labor under President George
                        Former U.S. Secretary of Labor;      Bush from 1991 to 1993, Ms. Martin has served as
PHOTO                   Chairperson, Deloitte & Touche       Chairperson of Deloitte & Touche LLP's Council for the
                        LLP's Council for the Advancement    Advancement of Women and as an advisor to that firm. She is
                        of Women; advisor to Deloitte &      a regular commentator, panelist, columnist and speaker on
Director since 1993     Touche LLP; and Professor, J.L.      radio and television programs, in national publications and
Age 58                  Kellogg Graduate School of           before various business and academic groups, with respect
                        Management at Northwestern           to the changing global economic and political environment.
                        University                           Prior to serving as Secretary of Labor, Ms. Martin
                                                             represented the 16th District of Illinois in the U.S. House
                        Member--Compensation Committee       of Representatives from 1981 to 1991. She also serves as a
                        Member--Finance Committee            director of The Procter & Gamble Company, Ameritech,
                                                             Harcourt General, Inc., The Dreyfus Funds, TRW Inc. and
                                                             Chicago's Lincoln Park Zoo. She is a member of the Council on Foreign Relations.

--------------------------------------------------------------------------------

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Board of Directors currently consists of 10 members. During 1997, the Board met 8 times. The Board has established standing Audit, Compensation and Finance Committees and a Committee on Directors and Public Responsibility to assist the Board in the discharge of its responsibilities. The Board may also appoint other committees for specialized functions as appropriate. All of the directors of the Company are independent directors (as that term is defined in the Company's By-Laws) other than Mr. Burns. The Company's By-Laws provide that a majority of the Board of Directors, and all members of the Compensation Committee and the Committee on Directors and Public Responsibility, must be independent directors.

The Audit Committee consists of John A. Georges, Chairman, Joseph L. Dionne, Vernon E. Jordan, Jr., David T. Kearns and Christine A. Varney. The Audit Committee met 6 times in 1997. The Committee is responsible for recommending to the Board the engagement of independent auditors, reviewing the scope of and budget for the annual audit and reviewing with the independent auditors the results of the audit engagement, including the financial statements of the Company. The Committee also reviews the scope and results of the Company's internal audit procedures and reviews compliance with Company policies relating to conflicts of interest and business ethics.

The Compensation Committee consists of Alva O. Way, Chairman, Edward T. Foote II, Lynn M. Martin and Paul J. Rizzo. The Compensation Committee met 6 times in 1997. The Committee reviews and recommends to the Board compensation for senior management, recommends to the Board the adoption and implementation of new incentive compensation plans, stock option plans and employee benefit plans and reviews non-management Board members' compensation and benefits and recommends changes as appropriate. The Compensation Committee Report on Executive Compensation is set forth on pages 16 through 18 of this Proxy Statement.

The Finance Committee consists of Paul J. Rizzo, Chairman, John A. Georges, David T. Kearns, Lynn M. Martin and Alva O. Way. The Finance Committee met 7 times in 1997. The Committee reviews the financial condition and capital structure of the Company, advises the Board with respect to capital appropriations and other financial matters affecting the Company and reviews and recommends to the Board a dividend policy for the Company and any actions to be taken thereunder.

The Committee on Directors and Public Responsibility consists of Joseph L. Dionne, Chairman, Edward T. Foote II, Vernon E. Jordan, Jr. and Christine A. Varney. The Committee met 6 times in 1997. The Committee reviews and recommends criteria for Board membership, reviews the qualifications of and recommends individuals for election as directors and reviews and recommends the function and authority of all Board Committees as well as their composition. The Committee will review nominees suggested by Shareholders in writing and sent to the Secretary of the Company. Any such suggestion should include sufficient information about the proposed nominee to permit the Board of Directors to make an informed determination as to whether the proposed nominee, if elected, would be an independent director, as that term is defined in the Company's By-Laws. Additional responsibilities of the Committee include identifying and analyzing current trends and issues pertaining to public policy, public affairs and corporate responsibility and bringing such matters to the attention of the Board.

The directors spend a considerable amount of time preparing for the Board and Committee meetings and, in addition, are called upon for their counsel between meetings. Each of the incumbent directors attended more than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he or she served in 1997.

                           COMPENSATION OF DIRECTORS

Each director of the Company, other than Mr. Burns, is entitled to an annual retainer of $21,500 for Board membership and $3,500 for each membership on a major Board Committee. The chairperson of each such Committee is also entitled to an additional retainer of $4,500 per year. The meeting fee payable to directors for telephonic meetings of the Board of Directors or standing Committees of the Board is $1,100. Directors are entitled to a per diem fee for all other regular and special meetings of the Board or its Committees of $2,200 and $1,100, respectively, together with reimbursement for travel expenses. Mr. Burns does not receive any additional compensation by reason of his membership on the Board or attendance at meetings of any of its Committees.

Under the Company's Directors Stock Plan, any eligible director may make an election to receive a combination of Common Shares determined by a formula (the "Formula") and $11,500 in cash in lieu of the annual retainer. The Formula provides that the number of Shares granted to a participant will be equal to the nearest number of whole Shares which can be purchased for $15,000 based on the Fair Market Value of the Shares on the date of grant. The Shares will be entitled to cash dividends and full voting rights. None of the Shares may be sold or transferred prior to six months after the date when service as a director ceases. A majority of the eligible directors have elected to participate in the Directors Stock Plan.

Pursuant to the Company's Board of Directors Stock Award Plan, all non-employee directors are awarded an annual stock option grant of 1,000 Shares at an option price based upon the Fair Market Value of a Share on the day of the grant, vesting in three equal annual installments. The stock option awards are made in addition to the directors' annual cash retainers and meeting attendance fees.

The Company also provides all non-employee directors with $100,000 of accidental death and dismemberment coverage under the Company's travel accident insurance policy, optional coverage under the Company's medical plan and $100,000 of coverage under the Company's group term life insurance policy, resulting in additional average compensation of approximately $3,590 to each such director.

The Company has a Directors' Charitable Award Program under which it intends to make charitable contributions in the name of current and future directors. The program is designed to acknowledge the service of directors and to benefit and recognize the mutual interest of directors and the Company in supporting worthy charitable and educational institutions. In addition, it enhances the Company's ability to attract and retain directors of the highest caliber and experience. Under the Directors' Charitable Award Program, each current or future director may designate up to two charitable organizations and it is the Company's intention to contribute the sum of $500,000, in ten annual installments, to the designated organizations in the director's name upon the director's death. The program may be funded with the proceeds of insurance policies on the lives of paired directors. Individual directors will derive no financial benefit from this program, as all charitable deductions accrue solely to the Company. A majority of the current directors and five retired directors participate in the Directors' Charitable Award Program.

Directors of the Company may elect to defer receipt of their retainer and fees. Deferred funds become part of the general assets of the Company and, at the direction of the electing director, are credited with earnings based upon several investment options, including Common Stock, a money market fund and several equity mutual funds. At the discretion of the director, the funds may be deferred until the earlier to occur of a fixed date, retirement, disability or removal, and are payable in a lump sum or installments. However, upon a change of control of the Company, all deferred amounts will be distributed immediately to the director in a lump sum.

                             CERTAIN RELATIONSHIPS

In the ordinary course of business, the Company and its subsidiaries may from time to time engage in transactions with other unaffiliated corporations whose officers or directors are also directors of the Company. Mr. Jordan is a senior partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP which performed professional services on behalf of the Company in 1997. All such transactions are conducted on a commercial, arms-length basis and may not come to the special attention of the directors or officers of either the Company or the other corporation involved. The Company does not consider either the transactions or the amounts involved in such transactions to be significant.

                      AMENDMENT TO THE RYDER SYSTEM, INC.
                           1995 STOCK INCENTIVE PLAN

                                  (ITEM NO. 2)

The Ryder System, Inc. 1995 Stock Incentive Plan (the "1995 Plan") was adopted by the Company's Shareholders at the 1995 Annual Meeting. The 1995 Plan is designed to provide incentive compensation to key management employees of the Company and to provide them with an ownership interest in the Company's Common Stock. Non-employee directors are not eligible to participate in the 1995 Plan. The Board of Directors believes that the 1995 Plan has enhanced the Company's position in the highly competitive market for key executives, and has determined to continue to grant options and other awards under the 1995 Plan as a means of enhancing and encouraging the recruitment, retention and motivation of those individuals, who contribute so much to the continued success of the Company. At present, approximately 300 key employees are eligible to participate in the 1995 Plan.

On December 18, 1997, the Board of Directors approved, subject to Shareholder ratification, an increase of 2,500,000 Shares in the number of Common Shares currently available for grant under the 1995 Plan. As of December 31, 1997, options to purchase 2,274,853 Shares were outstanding under the 1995 Plan and 827,610 Shares remained available for future grants. On March 13, 1998, the closing price of a Common Share on the New York Stock Exchange Composite Index was $35.69.

The 1995 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Five types of awards may be granted to participants under the 1995 Plan: (1) stock options, (2) Stock Appreciation Rights ("SARs"),
(3) Limited Stock Appreciation Rights ("Limited SARs"), (4) Performance Units and (5) Restricted Stock Rights ("Rights").

The term of stock options granted under the 1995 Plan may not exceed 10 years and the exercise price may not be less than 100% of the fair market value of the Shares on the date of grant.

Generally, stock options granted under the 1995 Plan have been exercisable in three equal annual installments commencing with the first anniversary of the date of grant. A participant exercising a stock option must pay the exercise price in full in cash or, at the discretion of the Committee, in previously acquired Common Shares or in a combination of cash and Common Shares.

Unless otherwise determined by the Committee, in the event of a change in control of the Company, each unexercised and unexpired stock option becomes immediately exercisable in full, and remains exercisable in full for the remainder of its term, unless the participant is terminated for cause.

If any change occurs in the Common Shares subject to the 1995 Plan or any award granted under the 1995 Plan as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, adjustments may be made by the Committee, as it may deem appropriate and equitable, in the aggregate number and kind of Shares subject to the 1995 Plan or to any outstanding award, and in the terms and provisions of the 1995 Plan and any awards granted thereunder.

Under current Federal income tax laws, stock options granted under the 1995 Plan will generally have the following consequences. The holder of a non-qualified stock option under the 1995 Plan recognizes no income for Federal income tax purposes upon the grant of such non-qualified stock option, and the Company, therefore, receives no deduction at such time. At the time of exercise, however, the holder generally will recognize income, taxable as ordinary income, to the extent that the fair market value of the Shares received on the exercise date exceeds the non-qualified stock option price. The Company will be entitled to a corresponding deduction for Federal income tax purposes in the year in which the non-qualified stock option is exercised. If the Shares are held for at least one year and one day after exercise, long-term capital gain will be realized upon disposition of such Shares to the extent the amount realized on such disposition exceeds their fair market value as of the exercise date.(1)

---------------
1Long-term capital gains are subject to various tax rates depending on the length of time the stock is held.

The following table shows information with respect to the granting of stock options and related Limited SARs under the 1995 Plan during calendar year 1997. A table showing information, with respect to the named executive officers, regarding the exercise of options during 1997 and unexercised options held as of the end of fiscal year 1997 is set forth at page 21 of this Proxy Statement. Stock options granted are reported in terms of the number of Common Shares subject to the grant. Because additional grants under the 1995 Plan would require future action by the Committee or the Board of Directors, it is impossible to state the benefits any named executive officer or other individual may receive if this amendment to the 1995 Plan is approved by the Shareholders at this time.

                           1995 STOCK INCENTIVE PLAN

NAME                                                       DOLLAR VALUE($)                  NUMBER OF UNITS
----                                                       ---------------                  ---------------
M. Anthony Burns...........................  exercise price of $36.0625 per share           125,000 shares
Dwight D. Denny............................  exercise price of $36.0625 per share            46,000 shares
James B. Griffin...........................  exercise price of $36.0625 per share            39,000 shares
Edwin A. Huston............................  exercise price of $36.0625 per share            34,000 shares
Thomas E. McKinnon.........................  exercise price of $36.0625 per share            35,750 shares
All Current Executive Officers as a
  Group....................................  average exercise price of $35.8691 per share   414,010 shares
All Non-Employee Directors as a Group......  not applicable                                       0 shares
All Employees, including Non-Executive
  Officers, as a Group.....................  average exercise price of $35.9399 per share   653,091 shares

The affirmative vote of a majority of the Shares entitled to vote at the Meeting is necessary for the ratification of this amendment to the 1995 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS AMENDMENT TO THE RYDER SYSTEM, INC. 1995 STOCK INCENTIVE PLAN.

                             SELECTION OF AUDITORS

                                  (ITEM NO. 3)

Upon the recommendation of the Audit Committee of the Board of Directors, the Board has selected KPMG Peat Marwick LLP, independent certified public accountants, to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 1998.

The firm of KPMG Peat Marwick LLP has audited the accounts of the Company since 1955 and has offices in, or convenient to, most of the localities where the Company and its subsidiaries operate. The Company has been advised that representatives of KPMG Peat Marwick LLP will be present at the 1998 Annual Meeting with the opportunity to make a statement and to respond to appropriate questions raised at the Meeting.

KPMG Peat Marwick LLP performed audit services in connection with the examination of the financial statements of the Company and its subsidiaries for the year ended December 31, 1997. They performed other audit services pertaining to examinations of the separate financial statements of the Company's retirement and benefit plans, as well as the Company's automotive carrier business in connection with the sale of that business. In addition, they rendered other services related to the review of financial statements and related information contained in various registration statements and filings with the SEC, and to the Company's acquisition of other companies.

The affirmative vote of a majority of the Shares entitled to vote at the Meeting is necessary for the ratification of the appointment of KPMG Peat Marwick LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS AUDITORS.

                         BENEFICIAL OWNERSHIP OF SHARES

As of January 15, 1998, each director or nominee and each executive officer named in the Summary Compensation Table herein, individually, and all directors, nominees and executive officers of the Company as a group, beneficially owned Common Stock as follows:

                                                                  AMOUNT AND NATURE
NAME OF BENEFICIAL OWNER                                      OF BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS(2)
------------------------                                      --------------------------    -------------------
M. Anthony Burns(4,5).......................................            806,122                         1.093%
Dwight D. Denny(4,5)........................................            149,881                              *
Joseph L. Dionne(6).........................................              6,556                              *
Edward T. Foote II(6).......................................              7,887                              *
David I. Fuente.............................................                  0                              *
John A. Georges(6)..........................................              7,709                              *
James B. Griffin(4,5).......................................             99,632                              *
Edwin A. Huston(4,5)........................................            158,472                              *
Vernon E. Jordan, Jr.(6)....................................              8,554                              *
David T. Kearns(6)..........................................             11,743                              *
Lynn M. Martin(6)...........................................              4,956                              *
Thomas E. McKinnon(4,5).....................................             80,994                              *
Paul J. Rizzo(6)............................................              8,593                              *
Christine A. Varney(7)......................................                100                              *
Alva O. Way(6)..............................................             10,657                              *
Directors, Nominees and Executive Officers as a Group (20
  persons)(3,4,5,6).........................................          1,421,831                         1.928%

---------------

*Represents less than 1% of the Company's outstanding common stock.
(1)Unless otherwise noted, all Shares included in this table are owned directly, with sole voting and dispositive power. The inclusion of Shares in this table shall not be construed as an admission that such Shares are beneficially owned for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
(2)Percent of class has been computed in accordance with Rule 13d-3(d)(1) of the Exchange Act.
(3)Includes Shares held jointly with their spouses or other family members as follows: all directors, nominees and executive officers as a group 4,137 Shares.
(4)Includes Shares held in the accounts of executive officers pursuant to the 401(k) Plan and the Deferred Compensation Plan as of January 15, 1998 as follows: Mr. Burns 14,050 Shares; Mr. Denny 2,970 Shares; Mr. Griffin 9,345 Shares; Mr. Huston 4,061 Shares; Mr. McKinnon 4,982 Shares; all directors, nominees and executive officers as a group 46,088 Shares.
(5)Includes Shares the direct ownership of which may be acquired within 60 days of January 15, 1998, through the exercise of stock options, as follows: Mr. Burns 661,232 Shares; Mr. Denny 137,830 Shares; Mr. Griffin 90,220 Shares; Mr. Huston 124,779 Shares; Mr. McKinnon 76,012 Shares; all directors, nominees and executive officers as a group 1,131,368 Shares.
(6)Includes the following number of Shares held as of January 15, 1998, in the account of each of the following directors pursuant to the Directors Stock
   Plan: Mr. Dionne 4,966; Mr. Foote 7,387; Mr. Georges 6,070; Mr. Jordan 8,043; Mr. Kearns 8,895; Ms. Martin 4,456; Mr. Rizzo 6,593; and Mr. Way 9,157.
(7)As of February 27, 1998.

The following table sets forth information regarding the number and percentage of Shares held by all persons who are known by the Company to beneficially own or exercise voting or dispositive control of more than 5% of the Company's outstanding Common Stock.

                                                              NUMBER OF SHARES
                                                                BENEFICIALLY
NAME AND ADDRESS                                                    OWNED          PERCENT OF CLASS
----------------                                              -----------------    ----------------
Putnam Investments, Inc.....................................   7,973,663(1)              10.0%
  One Post Office Square
  Boston, MA 02109
Fidelity Management & Research Corp.........................   6,991,325(2)               9.1%
  82 Devonshire Street
  Boston, MA 02109-3614
Sanford C. Bernstein & Co., Inc.............................   6,624,597(3)               8.7%
  One State Street Plaza
  New York, NY 10004-1545
Loomis Sayles & Company Inc.................................   4,728,278(4)               6.2%
  One Financial Center
  Boston, MA 02111

---------------

(1) Of the total Shares shown, the nature of beneficial ownership is as follows: sole voting power 0; shared voting power 149,595; and shared dispositive power 7,973,663. The foregoing ownership information is based upon information furnished to the Company on behalf of Putnam Investments, Inc. as of January 16, 1998.
(2) Of the total Shares shown, the nature of beneficial ownership is as follows: sole voting power 462,175; shared voting power 0; and sole dispositive power 6,991,325. The foregoing ownership information is based upon information furnished to the Company on behalf of Fidelity Management & Research Corp. as of February 14, 1998.
(3) Of the total Shares shown, the nature of beneficial ownership is as follows: sole voting power 3,715,010; shared voting power 646,437; and sole dispositive power 6,624,597. The foregoing ownership information is based upon information furnished to the Company on behalf of Sanford C. Bernstein & Co., Inc. as of February 4, 1998.
(4) Of the total Shares shown, the nature of beneficial ownership is as follows: sole voting power 2,900,350; shared voting power 39,800; and shared dispositive power 4,728,278. The foregoing ownership information is based upon information furnished to the Company on behalf of Loomis Sayles & Company Inc. as of February 12, 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Compliance with Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons owning more than 10% of the Company's Common Stock to file with the SEC and the New York Stock Exchange initial reports of ownership of Common Stock and other equity securities of the Company on Form 3 and reports of changes in such ownership on Forms 4 or 5. Directors, executive officers and greater than 10% Shareholders are required to furnish the Company with copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely on a review of the copies of the reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1997, the Company's directors and executive officers complied with all applicable Section 16(a) filing requirements.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Company's Board of Directors (the "Committee") is composed of four independent, non-employee directors of the Company. The Committee administers the Company's executive policies and programs and regularly reports to the Board of Directors, including decisions regarding Mr. Burns' compensation. There are no interlocks between members of the Committee and any executive officer of the Company.

The Company's goal is to attract, retain, motivate and reward management through competitive compensation policies, while aligning executive interests with Shareholder interests.

EVALUATION OF EXECUTIVE PERFORMANCE

It is the Committee's belief that variable, at-risk compensation, both annual and long-term, should comprise a significant portion of executive compensation, to be earned only if specific financial goals are met. As a result, in 1997, a substantial portion of the targeted compensation of Mr. Burns and the other named executive officers was at risk.

In addition to reviewing the internal effectiveness of the Company's executive compensation programs, the Committee continuously evaluates whether the programs remain externally competitive. The Committee evaluates each element of the program in light of the compensation practices and financial performance of a comparative group of similar companies (companies with sales levels and/or financial characteristics similar to those of the Company) with which the Company must compete in hiring and retaining executives. The Committee believes that these companies are the most appropriate comparison group for purposes of compensation decisions. As a result, the companies surveyed by the Committee for executive compensation data are not the same as the peer group index used in the five-year stock performance graph included in this Proxy Statement.

Survey data from this "compensation peer group" is analyzed by management and by Hewitt Associates and Frederick W. Cook & Co., Inc., independent compensation consultants retained by the Company. Results are referenced by the Committee to aid in setting total compensation for the Company's executive officers within the median range for this compensation peer group.

STOCK OWNERSHIP GUIDELINES

To further underscore the importance of linking executive and Shareholder interests, the Company established formal stock ownership guidelines in 1993 for all executive officers of the Company. Based on this philosophy, individuals were given a three year period over which to attain the required stock ownership levels. The Chief Executive Officer of the Company must own two times annual base salary in Company stock and executive officers of the Company must own one times their base salary in Company stock.

COMPONENTS OF EXECUTIVE COMPENSATION

The Company's executive compensation program consists of three components: (1) base salary; (2) annual cash incentive awards and (3) long-term incentive awards in the form of stock options. Executive officers also receive a range of employee benefits generally available to all employees of the Company. While each element of compensation is reviewed separately, the Committee takes into account the total compensation and benefits package in evaluating the executive compensation program and making compensation decisions. During 1997, the Committee conducted an in-depth review of the compensation program and, based on the results of information provided from its external consultants, the Committee believes that the total package represents an attractive compensation and benefits program which is in line with those of comparable companies.

BASE SALARY

Base salaries for executive officers are set at levels considered appropriate in light of the scope of responsibilities of each executive officer's position and the importance of that position to the operations of the Company. The Committee believes that salary levels for executive officers should be set within the median range in comparison to salary levels at comparable companies with which the Company competes for executive talent. In making decisions to adjust individual salary levels, the Committee considers Company performance, the executive officer's individual performance and position in the existing salary range, and the external comparative data provided by the Company's outside compensation consultants. The Committee, however, does not employ any predetermined formula or assign any particular weight to any individual criterion in making these adjustments. Actions on base salaries of executive officers other than Mr. Burns are recommended by Mr. Burns to the Committee based upon the above criteria and recommended for approval to the Board of Directors by the Committee.

The Stock For Merit Increase Replacement Plan for certain key executives provides for executives to receive stock option grants in lieu of base salary cash merit increases. In 1997, five grants were made under this plan.

Mr. Burns received a stock option grant in lieu of a merit increase during 1997 and his cash salary remains at the level set in June 1992.

ANNUAL INCENTIVE AWARDS

In 1997, the Company adopted a new annual incentive award program based on the principles of Economic Value Added ("EVA"). The Company engaged Stern Stewart & Co., independent financial consultants, to help incorporate EVA into the Company's financial management and compensation programs for 1997. EVA measures the return on investment that enhances Shareholder value. EVA, which determines whether a business is earning more than its true cost of capital, will be utilized as a management tool for capital allocation and will provide a basis on which to assess future goals, strategies and ultimate financial performance. Under the EVA annual incentive award program, executive compensation will reflect the Company's business strategy and its return to Shareholders.

Under the 1997 Annual Incentive Compensation Plan, potential cash awards were based upon Company financial performance as measured by EVA, subject to performance on predetermined, non-financial measures and the Committee's discretion. Award opportunities were set to provide above-median compensation in relation to comparable companies in a year when Company performance exceeds financial performance targets and below-median compensation in relation to comparable companies in a year when performance is below these targets. Bonus awards for 1997 were primarily driven by the Company's strong 1997 financial results. The specific targets are considered confidential by the Company and are not included in this Report in order to avoid compromising the Company's competitive position.

Based on 1997 EVA results and the Committee's assessment of the CEO's performance, Mr. Burns' annual incentive award totaled $735,101.

LONG-TERM INCENTIVE AWARDS

Under the Ryder System, Inc. 1995 Stock Incentive Plan, stock options may be awarded to executive officers and other key executives of the Company who meet stock ownership guidelines at the discretion of the Committee. The size of an individual stock option award is based primarily upon the individual executive's responsibilities and position within the Company. The Committee also considers each executive's current individual performance, potential for promotion and impact on Company performance and, beginning in 1997, attainment of stock ownership guidelines. Stock option awards are intended to reflect the median level of such awards for comparable positions at peer companies.

The Company has no policy regarding the timing and frequency of stock option awards, although such awards generally have been made on an annual basis to the Company's executive officers and on some occasions upon the hiring of a new executive. In 1997, the Committee made an award of stock options to certain key executives of the Company, including each of the named executive officers. The Committee did not determine the size of such awards by reference to the amount or value of stock options held by an individual executive officer at the time of the award. These options were granted at the fair market value of the Company's stock on the date of grant and will vest over a three-year period.

In 1997, Mr. Burns was granted options to purchase 125,000 shares. This award was set at the median level for stock options awarded to chief executives of peer companies.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

The Committee has reviewed the Company's executive compensation program in light of Section 162(m) of the Internal Revenue Code as it pertains to the disallowance of deductions for compensation in excess of $1 million to certain executive officers. The Company's 1995 Stock Incentive Plan does meet the requirements for Section 162(m) and accordingly, stock options awarded to the Company's executive officers in 1997 are eligible for the "performance-based" compensation exception. In 1997, the annual incentive compensation program was based only on financial performance. For 1997, only the Chief Executive Officer received compensation in excess of $1 million as defined by Section 162(m). The Company has decided not to submit the Annual Incentive Compensation Plan to the Shareholders for 162(m) approval at the Annual Meeting. The Committee believes that preserving its flexibility is in the best interest of the Company and its Shareholders.

Alva O. Way [Chairman], Edward T. Foote II, Lynn M. Martin and Paul J. Rizzo

                       COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the annual and long-term compensation which the Company paid to, or deferred for, those persons who were as of December 31, 1997
(a) the chief executive officer and (b) each of the other four most highly compensated executive officers of the Company (collectively, the "named executive officers") for services rendered in 1997, 1996 and 1995.

                              SUMMARY COMPENSATION

                                                                                                    LONG-TERM
                                                               ANNUAL COMPENSATION                COMPENSATION
                                                      -------------------------------------   ---------------------
                                                                                                     AWARDS
                                                                                              ---------------------
                                                                                              SECURITIES UNDERLYING
                                                                             OTHER ANNUAL        OPTIONS/LIMITED
                                                       SALARY     BONUS     COMPENSATION(1)           SARs
         NAME AND PRINCIPAL POSITION           YEAR     ($)        ($)            ($)                  (#)
         ---------------------------           ----    ------     -----     ---------------   ---------------------
M. Anthony Burns        Chairman of the        1997    725,000    735,101        75,481              250,000
                        Board, President       1996    725,000          0         4,490              100,000
                        and Chief Executive    1995    725,000    320,000        54,267               90,000
                        Officer
Dwight D. Denny         Executive Vice         1997    330,000    273,565         2,994               68,000
                        President --           1996    330,000          0         2,994               40,000
                        Development            1995    330,000    137,000         2,994               20,000
James B. Griffin        President --           1997    334,445    300,000         2,994               59,100
                        Ryder Transportation   1996    300,000          0         3,873               30,000
                        Services               1995    223,077    130,000             0               30,000
Edwin A. Huston         Senior Executive Vice  1997    460,000    381,333         2,994               58,600
                        President -- Finance   1996    460,000          0         2,994               73,300
                        and Chief Financial    1995    460,000    202,500         2,994               28,000
                        Officer
Thomas E. McKinnon      Executive Vice         1997    325,000    290,000         2,994               53,850
                        President -- Human     1996    325,000          0         2,994               51,600
                        Resources and          1995    179,653    150,000         1,665               52,000
                        Corporate Services


                                            ALL OTHER
                                         COMPENSATION(2)
         NAME AND PRINCIPAL POSITION           ($)
         ---------------------------     ---------------
M. Anthony Burns                            94,659
                                            28,035
                                            36,091
Dwight D. Denny                             53,236
                                            16,455
                                            18,855
James B. Griffin                            27,596
                                            36,932
                                            12,911
Edwin A. Huston                             31,982
                                            26,124
                                            30,300
Thomas E. McKinnon                          49,975
                                             9,566
                                            31,194

---------------
(1) This column represents amounts reimbursed for the payment of income taxes on certain perquisites provided to these executive officers. Other perquisites and personal benefits furnished to the named executive officers, other than Mr. Burns in 1995 and 1997, do not meet the disclosure thresholds established under SEC regulations and are not included in this column. Mr. Burns did not meet the disclosure thresholds established under the SEC regulations in 1996. Of the 1997 and 1995 amounts shown for Mr. Burns, $47,333 and $24,337, respectively, represent the incremental cost to the Company for his personal use of the Company aircraft. The balance of the 1997 and 1995 amounts shown for Mr. Burns includes a Company provided car (in 1995) or car allowance (in 1997), a tax planning allowance and other perquisites.
(2) This column is composed of: (a) contributions to the 401(k) Plan in the amounts of $2,400, $2,250 and $2,250 for Mr. Burns, Mr. Denny, Mr. Griffin and Mr. Huston for 1997, 1996 and 1995, respectively; $2,400, $0 and $0 for Mr. McKinnon for 1997, 1996 and 1995, respectively; (b) contributions to the Deferred Compensation Plan for Mr. Burns in the amounts of $5,438, $13,425 and $21,525 for 1997, 1996 and 1995, respectively; for Mr. Denny in the amounts of $2,138, $4,755 and $7,425 for 1997, 1996 and 1995, respectively;
    for Mr. Griffin in the amounts of $0, $3,906 and $5,290 for 1997, 1996 and 1995, respectively; for Mr. Huston in the amounts of $3,450, $7,688 and $11,925 for 1997, 1996 and 1995, respectively; for Mr. McKinnon in the amount of $0 for 1997, 1996 and 1995; (c) dollar value of premiums for compensatory split-dollar insurance payments for Mr. Burns in the amounts of $78,683, $427 and $383 for 1997, 1996 and 1995, respectively; for Mr. Denny in the amounts of $42,551, $125 and $114 for 1997, 1996 and 1995, respectively; for Mr. Griffin in the amounts of $20,946, $47 and $42 for 1997, 1996 and 1995, respectively; for Mr. Huston in the amounts of $15,298, $547 and $486 for 1997, 1996 and 1995, respectively; for Mr. McKinnon in the amounts of $41,894, $0 and $0 in 1997, 1996 and 1995, respectively; (d) premiums paid under the Supplemental Retiree Life Insurance Plan for Mr. Burns in the amounts of $0, $3,795 and $3,795 for 1997, 1996 and 1995, respectively; for Mr. Denny in the amounts of $0, $3,459 and $3,459 for 1997, 1996 and 1995, respectively; for Mr. Griffin in the amounts of $0, $1,665 and $1,665 for 1997, 1996 and 1995, respectively; for Mr. Huston in the amounts of $0, $4,805 and $4,805 for 1997, 1996 and 1995, respectively; for Mr. McKinnon in the amounts of $0, $4,111 and $4,111 for 1997, 1996 and 1995, respectively; (e) premiums paid under the Supplemental Long-Term Disability Insurance Plan for Mr. Burns in the amount of $8,138 for 1997, 1996 and 1995; for Mr. Denny in the amounts of $6,147, $5,866 and $5,607 for 1997, 1996 and 1995, respectively; for Mr. Griffin in the amounts of $4,250, $4,064 and $3,664 for 1997, 1996 and 1995; respectively; for Mr. Huston in the amount of $10,834 for 1997, 1996 and 1995, for Mr. McKinnon in the amounts of $5,681, $5,455 and $0 for 1997, 1996 and 1995, respectively; and
    (f) relocation expenses paid for Mr. Griffin in the amount of $25,000 in 1996 and for Mr. McKinnon in the amount of $27,083 in 1995.

SEVERANCE AGREEMENTS

The Company has entered into severance agreements with each executive officer, including the named executive officers, and other key employees of the Company and its subsidiaries, which provide that if the Company terminates the employment of an executive for reasons other than death, disability or cause, or, if within the three-year period commencing with a change of control of the Company (as defined in the 1995 Stock Incentive Plan), the executive terminates employment with the Company for good reason, the Company will provide the executive with a multiple of salary and bonus ranging from a maximum of three times salary and three times bonus for the highest level executive to a minimum of .5 times salary and, for each year of service, one month bonus (subject to a maximum of 12 months bonus) for lower level executives, as well as various benefits and perquisites, net of excise taxes. In the event of a termination of employment and, if applicable, a change of control of the Company, which triggers the provisions of a severance agreement, Mr. Burns would be entitled to three times salary and three times bonus, Messrs. Denny, Griffin and Huston would be entitled to three times salary and two times bonus and Mr. McKinnon would be entitled to two times salary and two times bonus.

                                 OPTION GRANTS

The following table provides information regarding the grant of stock options to the named executive officers in fiscal year 1997. In addition, in accordance with SEC regulations, hypothetical gains of 5% and 10% required by the SEC along with a third column representing a 0% gain (listed in the table under "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option/Limited SAR Term") are shown for these stock options. These hypothetical gains are based on assumed rates of annual compound stock price appreciation of 0%, 5% and 10% from the date the stock options were granted over the full option term of ten (10) years.

                 OPTION/LIMITED SAR GRANTS IN FISCAL YEAR 1997

                                     INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------
                                           % OF TOTAL                                         POTENTIAL REALIZABLE VALUE(1) AT
                        NUMBER(2) OF     OPTIONS/LIMITED                                          ASSUMED ANNUAL RATES OF
                         SECURITIES       SARs GRANTED                                          STOCK PRICE APPRECIATION FOR
                         UNDERLYING      TO EMPLOYEES IN     EXERCISE                             OPTION/LIMITED SAR TERM
                       OPTIONS/LIMITED     FISCAL YEAR        PRICE                           --------------------------------
        NAME            SARs GRANTED          1997         PER SHARE(3)   EXPIRATION DATE(4)   0%        5%            10%
        ----           ---------------   ---------------   ------------   ------------------  ----   -----------   -----------
M. Anthony Burns.....      125,000             9.0%           $31.500      February 20, 2007   $0    $2,476,273    $6,275,361
                           125,000             9.0             36.063     September 30, 2007    0     2,834,939     7,184,292
Dwight D. Denny......       22,000             1.6             31.500      February 20, 2007    0       435,824     1,104,464
                            46,000             3.3             36.063     September 30, 2007    0     1,043,258     2,643,820
James B. Griffin.....       20,100             1.4             31.500      February 20, 2007    0       398,185     1,009,078
                            39,000             2.8             36.063     September 30, 2007    0       884,501     2,241,499
Edwin A. Huston......       24,600             1.8             31.500      February 20, 2007    0       487,330     1,234,991
                            34,000             2.4             36.063     September 30, 2007    0       771,103     1,954,127
Thomas E. McKinnon...       18,100             1.3             31.500      February 20, 2007    0       358,564       908,672
                            35,750             2.6             36.063     September 30, 2007    0       810,793     2,054,708

---------------

(1)If the 5% or 10% annual compound stock price appreciation shown in the table were to occur, the price of the stock for the February 1997 grant would be $51.31 or $81.70, respectively, on February 20, 2007, and the September 1997 grant would be $58.74 or $93.54, respectively, on September 30, 2007. The appreciation in the market value of the Company's Common Stock from the date of the grant would be $1,459,856,316 and $3,699,562,531, respectively, for the February 1997 grant and $1,671,303,759 and $4,235,411,866, respectively, for the September 1997 grant. The appreciation during this period realized by the five named executive officers from these stock options would be .28% (February 1997) and .38% (September 1997), of the gain to all Shareholders under these two cases. The use of the 5% and 10% rates as required by the SEC is not intended by the Company to forecast possible future appreciation of the Company's Common Stock.
(2)Stock options generally vest in annual installments over three to five years. The stock option grant expiring on September 30, 2007 included Limited SARs equal to the number of Shares subject to such stock option. The numbers given reflect an option with a tandem Limited SAR as a single unit.
(3)Represents fair market value as of date of grant.
(4)Ten (10) years from date of grant.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

The following table provides information, with respect to the named executive officers, regarding the exercise of options during fiscal year 1997 and unexercised options held as of the end of fiscal year 1997.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997 AND FISCAL YEAR-END 1997 OPTION
                                     VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS/LIMITED SARs         IN-THE-MONEY OPTIONS AT
                                                           AT FISCAL YEAR-END 1997        FISCAL YEAR-END 1997(1)
                          SHARES ACQUIRED     VALUE      ----------------------------   ---------------------------
          NAME              ON EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            ---------------   ----------   -----------    -------------   -----------   -------------
M. Anthony Burns........      133,936       $1,828,092     636,232         347,667      $6,168,556      $892,303
Dwight D. Denny.........       19,697          374,197     128,250         156,934       1,124,960       704,875
James B. Griffin........            0                0      80,680         145,080         564,142       705,565
Edwin A. Huston.........      162,409        1,776,392     106,039         108,861         742,223       407,207
Thomas E. McKinnon......            0                0      67,092          90,358         469,881       221,865

---------------

(1)Amounts reflecting gains on outstanding stock options based on a fair market value of $33.0313 for the Common Stock, as determined by using the average of the high and low price on December 31, 1997. As no change in control of the Company has occurred, the tandem Limited SARs had no calculable value at such date.

                                PENSION BENEFITS

The Company covers substantially all regular full-time employees who are not covered by plans administered by labor unions or plans sponsored by a subsidiary or division of the Company under the Ryder System, Inc. Retirement Plan (the "Retirement Plan"). Benefits payable under the Retirement Plan are based on an employee's career earnings with the Company and its subsidiaries. At normal retirement age of 65, a participant is entitled to a monthly pension benefit payable for life. The annual pension benefit, when paid in the form of a life annuity with no survivor's benefits, is generally equal to the sum of 1.45% of the first $15,600 of compensation and bonus received, plus 1.85% of the portion of such compensation and bonus in excess of $15,600 during each such year while a Retirement Plan member. Accrued benefits under the Retirement Plan have been improved from time to time.

Retirement Plan benefits vest at the earlier of the completion of five (5) years of credited service or upon reaching age 65, provided, however, that in the event of a change of control of the Company, all participants will be fully vested and the term "accrued benefit" will include the value of early retirement benefits for any participant age 45 or above or with 10 or more years of service. These benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee's pension benefits may be paid in certain alternative forms having actuarially equivalent values.

The maximum annual benefit under a qualified pension plan is currently $130,000 beginning at the Social Security retirement age (currently age 65). The maximum compensation and bonus that may be taken into account in determining annual retirement accruals is currently $160,000. The Company maintains a non-qualified, unfunded benefit plan, called the Benefit Restoration Plan (the "Restoration Plan"), which covers those participants of the Retirement Plan whose benefits are reduced by the Internal Revenue Code or other United States laws. A participant in the Restoration Plan is entitled to a benefit equaling the difference between the amount of benefits the participant is entitled to without reduction and the amount of benefits the participant is entitled to after the reductions.

The table below sets forth annual pension benefit projections assuming each named executive officer remains continuously employed by the Company at current compensation levels until retirement at the normal retirement date.

                   ESTIMATED ANNUAL BENEFITS AT RETIREMENT(1)
                     (IN THE FORM OF A SINGLE LIFE ANNUITY)

M. Anthony Burns...........................................  $518,130
Edwin A. Huston............................................  $278,142
Dwight D. Denny............................................  $218,135
James B. Griffin...........................................  $214,836
Thomas E. McKinnon.........................................  $154,216(2)

In addition to the Retirement Plan, the Company maintains the Split Dollar Life Insurance Plan for the benefit of each named executive officer and certain other key executives. This Plan provides participants with additional life insurance. The Company pays all costs equal to the premiums on the life insurance acquired prior to retirement. The participant owns the policy but must assign a portion of the policy's Cash Surrender Value and death benefits to the Company. In the event of death prior to normal retirement, the participant's beneficiary will receive three times the participant's annual base salary offset by the Company-wide group term life insurance policy. In the event a participant ceases to be employed by the Company prior to the participant's normal retirement date, the participant has the right to purchase the policy from the Company for an amount equal to the premiums the Company has paid on the policy. Assuming normal retirement dates, the Company will be repaid, from the cash surrender value of the policy, an amount equal to the aggregate net premiums paid on the policy or its collateral interest in the policy. The participant will have a projected post-retirement life insurance coverage equal to 50% of the life insurance coverage immediately prior to retirement.

---------------

(1)These amounts include benefits under the Retirement Plan and the Restoration Plan combined.
(2)This amount includes $75,424 from a supplemental executive retirement plan benefit agreement between Mr. McKinnon and the Company.

                               STOCK PERFORMANCE
                     COMPARISON OF 5 YEAR CUMULATIVE RETURN
 AMONG RYDER SYSTEM, INC., S&P 500 INDEX & DOW JONES TRANSPORTATION 20 INDEX(1)

                                                                                       Dow Jones
          Measurement Period                                                       Transportation 20
        (Fiscal Year Covered)           Ryder System, Inc.      S&P 500 Index            Index
1992                                                 100.00               100.00               100.00
1993                                                 115.42               110.06               123.07
1994                                                  98.16               111.51               102.94
1995                                                 110.72               153.46               140.27
1996                                                 125.93               187.24               160.10
1997                                                 148.57               250.96               237.07

---------------

(1)Assumes for comparison that the value of the Company's Common Stock and of each index was $100 on December 31, 1992, and that all dividends, including the Company's distribution of Aviall, Inc. common stock in December 1993, were reinvested. Past performance is not necessarily an indicator of future results.

                              COST OF SOLICITATION

The cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement, will be borne by the Company. The Company has retained D. F. King & Co., Inc. to aid in the solicitation of proxies. For their services, D. F. King & Co., Inc. will receive a fee estimated at $20,000 plus reimbursement of reasonable out-of-pocket expenses. The Company does not otherwise expect to pay any compensation for the solicitation of proxies, but will reimburse brokers and nominees for their reasonable expenses for sending proxy material to principals and obtaining their proxies. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communication.

                    SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                            THE 1999 ANNUAL MEETING

Pursuant to SEC regulations, in order to be included in the Company's Proxy Statement for the 1999 Annual Meeting, Shareholder proposals must be received at the principal office of the Company, 3600 N.W. 82nd Avenue, Miami, Florida, 33166, Attention: Secretary, no later than November 24, 1998, as well as meet all other SEC requirements. In addition, the Company's By-Laws provide that any Shareholder who desires either to bring a Shareholder proposal before an annual meeting or to present a nomination for director at an annual meeting must give advance notice to the Company regarding the proposal or nominee. The By-Laws require that written notice be delivered to the Secretary of the Company not less than 60 days prior to the date of the annual meeting at which the proposal or nomination is to be presented and contain certain information regarding the Shareholder desiring to present a proposal or make a nomination, as the case may be. A copy of the By-Laws is available upon request from the Secretary of the Company.

                                      RYDER SYSTEM, INC.

                                      /s/ Vicki A. O'Meara
                                      Vicki A. O'Meara
                                      Executive Vice President,
                                      General Counsel and Secretary
March 23, 1998
Miami, Florida

                                                                      APPENDIX A

                               RYDER SYSTEM, INC.

                           1995 STOCK INCENTIVE PLAN

1.  PURPOSE

The purpose of this Plan is to enable the Company to recruit and retain those key executives most responsible for the Company's continued success and progress, and by offering comparable incentives, to compete with other organizations in attracting, motivating and retaining such executives, thereby furthering the interests of the Company and its shareholders by giving such executives a greater personal stake in and commitment to the Company and its future growth and prosperity.

2.  DEFINITIONS

For the purpose of this Plan:

     (a) The term "Award" shall mean and include any Stock Option, SAR, Limited SAR, Performance Unit or Restricted Stock Right granted under this Plan.

     (b) During the three (3) year period following a Change of Control, the term "cause" as used in Section 7 and Section 14(a) of this Plan with respect to any Stock Option shall mean (i) an act or acts of fraud, misappropriation or embezzlement on the Grantee's part which result in or are intended to result in his personal enrichment at the expense of the Company, (ii) conviction of a felony, (iii) conviction of a misdemeanor involving moral turpitude, or (iv) willful failure to report to work for more than thirty (30) continuous days not supported by a licensed physician's statement, all as determined only by a majority of the Incumbent Board or the Committee, as the case may be.

     (c) A "Change of Control" shall be deemed to have occurred if:

        (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) (a "Person") becomes the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the combined voting power of RSI's outstanding voting securities ordinarily having the right to vote for the election of directors of RSI; provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by any employee benefit plan or plans (or related trust) of RSI and its subsidiaries and affiliates or (B) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subparagraph
        (iii) of this Section 2(c); or

        (ii) the individuals who, as of August 18, 1995, constituted the Board of Directors of RSI (the "Board" generally and as of August 18, 1995 the "Incumbent Board") cease for any reason to constitute at least two-thirds ( 2/3) of the Board, provided that any person becoming a director subsequent to August 18, 1995 whose election, or nomination for election, was approved by a vote of the persons comprising at least two-thirds ( 2/3) of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934
        Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

        (iii) there is a reorganization, merger or consolidation of RSI (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of RSI's outstanding Common Stock and outstanding voting securities ordinarily having the right to vote for the election of directors of RSI immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities ordinarily having the right to vote for the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns RSI or all or substantially all of RSI's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of RSI's outstanding Common Stock and outstanding voting securities ordinarily having the right to vote for the election of directors of RSI, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan or plans (or related trust) of RSI or such corporation resulting from such Business Combination and their subsidiaries and affiliates) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of the corporation resulting from such Business Combination and (C) at least two-thirds ( 2/3) of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

        (iv) there is a liquidation or dissolution of RSI approved by the shareholders; or

        (v) there is a sale of all or substantially all of the assets of RSI.

If a Change of Control occurs and if a Grantee's employment is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Grantee that such termination of employment (A) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (B) otherwise arose in connection with or in anticipation of a Change of Control, a Change of Control shall be deemed to have retroactively occurred on the date immediately prior to the date of such termination of employment.

     (d) The term "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

     (e) The term "Committee" shall mean the Compensation Committee of the Board of Directors of RSI constituted as provided in Section 5 of this Plan.

     (f) The term "Common Stock" shall mean the common stock of RSI as from time to time constituted.

     (g) The term "Company" shall mean RSI and its Subsidiaries.

     (h) The term "Disability" shall mean total physical or mental disability of a Grantee as determined by the Committee upon the basis of such evidence as the Committee in its discretion deems necessary and appropriate.

     (i) The term "Employee" shall mean a full-time salaried employee of RSI or any Subsidiary (which term shall include salaried officers).

     (j) The term "Fair Market Value" shall mean, with respect to the Common Stock, the mean between the highest and lowest sale price for shares as reported by the composite transaction reporting system for securities listed on the New York Stock Exchange on the date as of which such determination is being made or on the most recently preceding date on which there was such a sale.

     (k) The term "Grantee" shall mean an Employee who is selected by the Committee to receive an Award under this Plan and in the case of a deceased Employee shall mean the beneficiary of the Employee.

     (l) The term "Incentive Stock Option" shall mean a Stock Option granted under this Plan or a previously granted Stock Option that is redesignated by the Committee as an Incentive Stock Option which is intended to constitute an incentive stock option within the meaning of Section 422(b) of the Code.

     (m) The term "Limited SAR" shall mean a Limited Stock Appreciation Right granted by the Committee pursuant to Section 9 of this Plan.

     (n) The term "Non-employee Director" shall mean any person who qualifies as a non-employee director as defined in Rule 16b-3, as promulgated under the 1934 Act, or any successor definition.

     (o) The term "Non-qualified Stock Option" shall mean a Stock Option granted under this Plan which is not intended to qualify under Section 422(b) of the Code.

     (p) The term "Offer" shall mean any tender offer or exchange offer for Shares, other than one made by the Company, including all amendments and extensions of any such Offer.

     (q) The term "Option" shall mean any stock option granted under this Plan.

     (r) The term "Performance Goals" shall have the meaning set forth in
     Section 10(c) of this Plan.

     (s) The term "Performance Period" shall have the meaning set forth in
     Section 10(d) of this Plan.

     (t) The term "Performance Units" shall mean Performance Units granted by the Committee pursuant to Section 10 of this Plan.

     (u) The term "Plan" shall mean the Ryder System, Inc. 1995 Stock Incentive Plan as the same shall be amended.

     (v) The term "Price" shall mean, upon the occurrence of a Change of Control, the excess of the highest of:

        (i) the highest closing price of the Common Stock reported by the composite transaction reporting system for securities listed on the New York Stock Exchange within the sixty (60) days preceding the date of exercise;

        (ii) the highest price per share of Common Stock included in a filing made by any Person on any Schedule 13D pursuant to Section 13(d) of the 1934 Act as paid within the sixty (60) days prior to the date of such report; and

        (iii) the value of the consideration to be received by the holders of Common Stock, expressed on a per share basis, in any transaction referred to in subparagraph (iii), (iv) or (v) of Section 2(c), with all noncash consideration being valued in good faith by the Incumbent Board; over the purchase price per Share at which the related Option is exercisable as applicable, except that Incentive Stock Options and, if and to the extent required in order for the related Option to be treated as an Incentive Stock Option, SARs and Limited SARs granted with respect to Incentive Stock Options, are limited to the spread between the Fair Market Value of Common Stock on the date of exercise and the purchase price per Share at which the related Option is exercisable.

     (w) The term "Restricted Period" shall have the meaning set forth in
     Section 11(a) of this Plan.

     (x) The term "RSI" shall mean Ryder System, Inc.

     (y) The term "Restricted Stock Rights" shall mean a Restricted Stock Right granted by the Committee pursuant to Section 11 of this Plan.

     (z) The term "Retirement" shall mean retirement under the provisions of the various retirement plans of the Company (whichever is appropriate to a particular Grantee) as then in effect, or in the absence of any such retirement plan being applicable, as determined by the Committee.

     (aa) The term "SAR" shall mean a Stock Appreciation Right granted by the Committee pursuant to the provisions of Section 8 of this Plan.

     (bb) The term "Shares" shall mean shares of the Common Stock and any shares of stock or other securities received as a result of the adjustment provided for in Section 12 of this Plan.

     (cc) The term "Spread" with respect to a SAR shall have the meaning set forth in Section 8(b) of this Plan, and with respect to a Limited SAR, the meanings set forth in Sections 9(c) and 9(d) of this Plan.

     (dd) The term "Stock Option" shall mean any stock option granted under this Plan.

     (ee) The term "Subsidiary" shall mean any corporation, other than RSI, or other form of business entity more than fifty percent (50%) of the voting interest of which is owned or controlled, directly or indirectly, by RSI and which the Committee designates for participation in this Plan.

     (ff) The term "Termination Date" shall mean the date that a Grantee ceases to be employed by RSI or any Subsidiary for any reason; provided, however, it shall mean the end of any severance period applicable to a Grantee with respect to any Non-qualified Stock Options held by such Grantee.

     (gg) The term "Year" shall mean a calendar year.

3.  SHARES OF STOCK SUBJECT TO THIS PLAN

     (a) Subject to the provisions of Paragraph (b) of this Section 3, no more than 3,300,000 Shares shall be issuable pursuant to grants under this Plan. Shares issued pursuant to this Plan may be either authorized but unissued or reacquired Shares purchased on the open market or otherwise.

     (b) In the event any Stock Option or Restricted Stock Right expires or terminates unexercised or any Restricted Stock Right is forfeited or cancelled, the number of Shares subject to such Stock Option or Restricted Stock Right shall again become available for issuance under this Plan, subject to the provisions of Sections 7(a), 8(a), 9(b) and 10(i) of this Plan.

     (c) No Grantee shall be eligible to receive any Stock Option or series of Stock Options covering, in the aggregate, more than 800,000 Shares during the term of this Plan.

4.  PARTICIPATION

Awards under this Plan shall be limited to key executive Employees selected from time to time by the Committee.

5.  ADMINISTRATION

This Plan shall be administered by the Compensation Committee of the Board of Directors of RSI which shall consist of two or more members of the Board of Directors, each of whom shall be a Non-employee Director. All members of the Committee shall be "outside directors" as defined or interpreted for purposes of
Section 162(m) of the Code. The Committee shall have plenary authority, subject to the express provisions of this Plan, to (i) select Grantees; (ii) establish and adjust Performance Goals and Performance Periods for Performance Units;
(iii) determine the nature, amount, time and manner of payment of Awards made under this Plan, and the terms and conditions applicable thereto; (iv) interpret this Plan; (v) prescribe, amend and rescind rules and regulations relating to this Plan; (vi) determine whether and to what extent Stock Options previously granted under this Plan shall be redesignated as Incentive Stock Options and, in this connection, amend any Stock Option Agreement or make or authorize any reports or elections or take any other action to the extent necessary to implement the redesignation of any Stock Option as an Incentive Stock Option, provided that any redesignation of a previously granted Stock Option as an Incentive Stock Option shall not be effective unless and until consented to by the Grantee; and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan. The Committee's determination on the foregoing matters shall be conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

6.  AWARDS

Subject to the provisions of Section 3 of this Plan, the Committee shall determine Awards taking into consideration, as it deems appropriate, the responsibility level and performance of each Grantee. The Committee may grant the following types of Awards: Stock Options pursuant to Section 7 hereof, SARs pursuant to Section 8 hereof, Limited SARs pursuant to Section 9 hereof, Performance Units pursuant to Section 10 hereof and Restricted Stock Rights pursuant to Section 11 hereof. Unless otherwise determined by the Committee, a Grantee may not be granted in any Year both (i) a Restricted Stock Right and
(ii) a Stock Option, SAR, Limited SAR or Performance Unit.

7.  STOCK OPTIONS

     (a) The Committee from time to time may grant Stock Options either alone or in conjunction with and related to SARs, Limited SARs and/or Performance Units to key executive Employees selected by the Committee as being eligible therefor. The Stock Options may be of two types, Incentive Stock Options and Non-qualified Stock Options. Each Stock Option shall cover such number of Shares and shall be on such other terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a Stock Option Agreement setting forth such terms and conditions executed by the Company and the Grantee. The Committee shall determine the number of Shares subject to each Stock Option. The number of Shares subject to an outstanding Stock Option shall be reduced on a one for one basis to the extent that any related SAR, Limited SAR or Performance Unit is exercised and such Shares shall not again become available for issuance pursuant to this Plan.

     In the case of Stock Options, the aggregate Fair Market Value (determined as of the date of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any Year under this Plan or any other plan of the Company shall not exceed $100,000. To the extent, if any, that the Fair Market Value of such Common Stock with respect to which Incentive Stock Options are exercisable exceeds $100,000, such Incentive Stock Options shall be treated as separate Non-qualified Stock Options. For purposes of the two immediately preceding sentences of this subparagraph (a), Stock Options shall be taken into account in the order in which they were granted.

     (b) Unless the Committee shall determine otherwise, each Stock Option may be exercised only if the Grantee has been continuously employed by RSI or any Subsidiary for a period of at least one (1) year commencing on the date the Stock Option is granted; provided, however, that this provision shall not apply in the event of a Change of Control.

     (c) Each Stock Option shall be for such term (but, in no event for greater than ten years) and shall be exercisable in such installments as shall be determined by the Committee at the time of grant of the Stock Option.

     The Committee may, at any time, provide for the acceleration of installments or any part thereof.

     (d) The price per Share at which Shares may be purchased upon the exercise of a Stock Option shall be determined by the Committee on the grant of the Stock Option, but such price shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant of the Stock Option. If a Grantee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company and a Stock Option granted to such Grantee is intended to qualify as an Incentive Stock Option, the Incentive Stock Option price shall be no less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted and the term of such Incentive Stock Option shall be no more than five years.

     (e) Except as provided in Paragraphs (h) and (l) of this Section 7, no Stock Option may be exercised unless the Grantee, at the time of exercise, is an Employee and has continuously been an Employee of RSI or any Subsidiary since the grant of such Stock Option. A Grantee shall not be deemed to have terminated his period of continuous employ with RSI or any Subsidiary if he leaves the employ of RSI or any Subsidiary for immediate reemployment with RSI or any Subsidiary.

     (f) To exercise a Stock Option, the Grantee shall (i) give written notice to the Company in form satisfactory to the Committee indicating the number of Shares which he elects to purchase, (ii) deliver to the Company payment of the full purchase price of the Shares being purchased (A) in cash or a certified or bank cashier's check payable to the order of the Company, or
     (B) with the approval of the Committee, in Shares of the Common Stock having a Fair Market Value on the date of exercise equal to the purchase price, or a combination of the foregoing having an aggregate Fair Market Value equal to such purchase price, and (iii) deliver to the Secretary of the Company such written representations, warranties and covenants as the Company may require under Section 16(a) of this Plan.

     (g) A Grantee of any Stock Option shall not have any rights as a shareholder until the close of business on the date on which the Stock Option has been exercised.

     (h) Notwithstanding any other provision of this Plan, unless otherwise determined by the Committee prior to a Change of Control, in the event of a Change of Control, each Stock Option not previously exercised or expired under the terms of this Plan shall become immediately exercisable in full and shall remain exercisable to the full extent of the Shares available thereunder, regardless of any installment provisions applicable thereto, for the remainder of its term, unless Section 14(a) of this Plan applies or the Grantee has been terminated for cause, in which case the Stock Options shall automatically terminate as of the Incumbent Board's determination pursuant to Section 14(a) or the Grantee's Termination Date, as appropriate.

     (i) If the Committee so determines prior to or during the thirty (30) day period following the occurrence of a Change of Control, Grantees of Stock Options not otherwise exercised or expired under the terms of this Plan as to which no SARs or Limited SARs are then exercisable may, in lieu of exercising, require RSI to purchase for cash all such Stock Options or portions thereof for a period of sixty (60) days following the occurrence of a Change of Control at the Price specified in Section 2(v).

     (j) Any determination made by the Committee pursuant to Section 7(h) or 7(i) may be made as to all eligible Stock Options or only as to certain of such Stock Options specified by the Committee. Once made, any determination by the Committee pursuant to Section 7(h) or 7(i) shall be irrevocable.

     (k) The Company intends that this Section 7 shall comply with the requirements of Rule 16b-3 under the 1934 Act (the "Rule") during the term of this Plan. Should any provision of this Section 7 not be necessary to comply with the requirements of the Rule, or should any additional provisions be necessary for this Section 7 to comply with the requirements of the Rule, the Committee may amend this Plan or any Stock Option agreement to add to or modify the provisions thereof accordingly.

     (l) Notwithstanding any of the provisions of this Section 7, a Stock Option shall in all cases terminate and not be exercisable after the expiration of the term of the Stock Option established by the Committee. Except as provided in Section 7(h), Stock Options shall be exercisable after the Grantee ceases to be employed by RSI or any Subsidiary as follows, unless otherwise determined by the Committee:

        (i) In the event that a Grantee ceases to be employed by RSI or any Subsidiary by reason of Disability or Retirement, (A) any Non-qualified Stock Option not previously exercised or expired shall continue to vest and be exercisable during the three (3) year period following the Grantee's Termination Date, and to the extent it is exercisable at the expiration of such three (3) year period, it shall continue to be exercisable by such Grantee or such Grantee's legal representatives, heirs or legatees for the term of such Non-qualified Stock Option, and
        (B) any Incentive Stock Option shall, to the extent it was exercisable on the Termination Date, continue to be exercisable by such Grantee or such Grantee's legal representatives, heirs or legatees for the term of such Incentive Stock Option; provided, however, that in order to qualify for the special tax treatment afforded by Section 421 of the Code, Incentive Stock Options must be exercised within the three (3) month period commencing on the Termination Date (the exercise period shall be one (1) year in the case of termination by reason of disability, within the meaning of Section 22(e)(3) of the Code). Incentive Stock Options not exercised within such three (3) month period shall be treated as Non-qualified Stock Options.

        (ii) In the event that a Grantee ceases to be employed by RSI or any Subsidiary by reason of death, any Stock Option shall, to the extent it was exercisable on the Termination Date, continue to be exercisable by such Grantee's legal representatives, heirs or legatees for the term of such Stock Option.

        (iii) Except as otherwise provided in subparagraph (i) or (ii) above, in the event that a Grantee ceases to be employed by RSI or any Subsidiary for any reason other than termination for cause, any Stock Option shall, to the extent it was exercisable on the Termination Date, continue to be exercisable for a period of three (3) months commencing on the Termination Date and shall terminate at the expiration of such period; provided, however, that in the event of the death of the Grantee during such three (3) month period, such Stock Option shall, to the extent it was exercisable on the Termination Date, be exercisable by the Grantee's personal representatives, heirs or legatees for a period of one (1) year commencing on the date of the Grantee's death and shall terminate at the expiration of such period.

     (m) Except as otherwise provided in Section 7(l), a Stock Option shall automatically terminate as of the Termination Date, provided that if a Grantee's employment is interrupted by reason of Disability or a leave of absence (as determined by the Committee) the Committee may permit the exercise of some or all of the Stock Options granted on such terms and for such period of time as it shall determine.

8.  STOCK APPRECIATION RIGHTS

     (a) The Committee shall have authority in its discretion to grant a SAR to any Grantee of a Stock Option with respect to all or some of the Shares covered by such Stock Option. Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a SAR Agreement setting forth such terms and conditions executed by the Company and the holder of the SAR. A SAR may be granted either at the time of grant of a Stock Option or at any time thereafter during its term. A SAR may be granted to a Grantee irrespective of whether such Grantee has a Limited SAR. Each SAR shall be exercisable only if and to the extent that the related Stock Option is exercisable. Upon the exercise of a SAR, the related Stock Option shall cease to be exercisable to the extent of the Shares with respect to which such SAR is exercised and shall be considered to have been exercised to that extent for purposes of determining the number of Shares available for the grant of further Awards pursuant to this Plan. Upon the exercise or termination of a Stock Option, the SAR related to such Stock Option shall terminate to the extent of the Shares with respect to which such Stock Option was exercised or terminated.

     (b) The term "Spread" as used in this Section 8 shall mean, with respect to the exercise of any SAR, an amount equal to the product computed by multiplying (i) the excess of (A) the Fair Market Value per Share on the date such SAR is exercised over (B) the purchase price per Share at which the related Stock Option is exercisable by (ii) the number of Shares with respect to which such SAR is being exercised, provided; however, that the Committee may at the grant of any SAR limit the maximum amount of the Spread to be paid upon the exercise thereof.

     (c) Only if and to the extent required in order for the related Stock Option to be treated as an Incentive Stock Option, a SAR may be exercised only when there is a positive Spread, that is, when the Fair Market Value per Share exceeds the purchase price per Share at which the related Stock Option is exercisable. Upon the exercise of a SAR, the Committee shall pay to the Grantee exercising the SAR an amount equivalent to the Spread. The Committee shall have the sole and absolute discretion to determine whether payment for such SAR will be made in cash, Shares or a combination of cash and Shares, provided, that any Shares used for payment shall be valued at their Fair Market Value on the date of the exercise of the SAR.

     (d) The Company intends that this Section 8 shall comply with the requirements of the Rule during the term of this Plan. Should any provision of this Section 8 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Section 8 to comply with the requirements of the Rule, the Committee may amend this Plan or any Award agreement to add to or modify the provisions thereof accordingly.

     (e) To exercise a SAR, the Grantee shall (i) give written notice to the Company in form satisfactory to the Committee specifying the number of Shares with respect to which such holder is exercising the SAR and (ii) deliver to the Company such written representations, warranties and covenants as the Company may require under Section 16(a) of this Plan.

     (f) A person exercising a SAR shall not be treated as having become the registered owner of any Shares issued on such exercise until such Shares are issued.

     (g) The exercise of a SAR shall reduce the number of Shares subject to the related Stock Option on a one for one basis.

9.  LIMITED SARS

     (a) The Committee shall have authority in its discretion to grant a Limited SAR to the holder of any Stock Option with respect to all or some of the Shares covered by such Stock Option; provided, however, that in the case of Incentive Stock Options, the Committee may grant Limited SARs only if and to the extent that the grant of such Limited SARs is consistent with the treatment of the Stock Option as an Incentive Stock Option. Each Limited SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a Limited SAR Agreement setting forth such terms and conditions executed by the Company and the holder of the Limited SAR. A Limited SAR may be granted to a Grantee irrespective of whether such Grantee has a SAR.

     (b) Limited SARs may be exercised only during the sixty (60) day period commencing after the occurrence of a Change of Control.

     Each Limited SAR shall be exercisable only if and to the extent that the related Option is exercisable. Upon the exercise of a Limited SAR, the related Stock Option shall cease to be exercisable to the extent of the Shares with respect to which such Limited SAR is exercised, and the Stock Option shall be considered to have been exercised to that extent for purposes of determining the number of Shares available for the grant of further Awards pursuant to this Plan. Upon the exercise or termination of an Option, the Limited SAR with respect to such Option shall terminate to the extent of the Shares with respect to which the Option was exercised or terminated.

     (c) For any Limited SAR, the term "Spread" as used in this Section 9 shall mean an amount equal to the product computed by multiplying (A) the Price specified in Section 2(v) by (B) the number of Shares with respect to which such Limited SAR is being exercised.

     (d) Only if and to the extent required in order for the related Stock Option to be treated as an Incentive Stock Option, a Limited SAR may be exercised only when there is a positive Spread, that is, when the Fair Market Value per Share exceeds the purchase price per Share at which the related Stock Option is exercisable. Upon the exercise of a Limited SAR, the holder thereof shall receive an amount in cash equal to the Spread.

     (e) Notwithstanding any other provision of this Plan, no SAR or Performance Unit may be exercised with respect to any Stock Option at a time when any Limited SAR with respect to such Stock Option held by the Grantee of such SAR or Performance Unit may be exercised.

     (f) The Company intends that this Section 9 shall comply with the requirements of the Rule during the term of this Plan. Should any provision of this Section 9 not be necessary to comply with the requirements of the Rule, or should any additional provisions be necessary for this Section 9 to comply with the requirements of the Rule, the Committee may amend this Plan or any Award agreement to add to or modify the provisions thereof accordingly.

     (g) To exercise a Limited SAR, the holder shall give written notice to the Company in form satisfactory to the Committee specifying the number of Shares with respect to which he is exercising the Limited SAR.

     (h) The exercise of a Limited SAR shall reduce on a one for one basis the number of Shares subject to the related Stock Option.

10.  PERFORMANCE UNITS

     (a) In conjunction with the granting of Stock Options under this Plan, the Committee may grant Performance Units relating to such Stock Options; provided, however, that in the case of Incentive Stock Options, the Committee may grant Performance Units only if and to the extent that the grant of such Performance Units is consistent with the treatment of the Stock Option as an Incentive Stock Option. Each grant of Performance Units shall cover such number of Shares and shall be on such other terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a Performance Unit Agreement setting forth such terms and conditions executed by the Company and the Grantee of the Performance Units. The number of Performance Units granted shall be equal to a specified number of Shares subject to the related Stock Options. The Committee shall value such Units to the extent that Performance Goals are achieved; provided, however, that in no event shall the value per Performance Unit exceed one hundred and fifty percent (150%) of the purchase price per Share at which the related Stock Option is exercisable.

     (b) The Committee shall have full and final authority to establish Performance Goals for each Performance Period on the basis of such criteria, and the attainment of such objectives, as the Committee may from time to time determine. In setting Performance Goals, the Committee may take into consideration such matters which it deems relevant and such financial and other criteria including but not limited to projected cumulative compounded rate of growth in earnings per Share and average return on equity. During any Performance Period, the Committee shall have the authority to adjust Performance Goals for the Performance Period as it deems equitable in recognition of extraordinary or nonrecurring events experienced by the Company during the Performance Period including, but not limited to, changes in applicable accounting rules or principles or changes in the Company's methods of accounting during the Performance Period or significant changes in tax laws or regulations which affect the financial results of the Company.

     (c) The term "Performance Goals" as used in this Section 10 shall mean the performance objectives established by the Committee for the Company for a Performance Period for the purpose of determining if, as well as the extent to which, a Performance Unit shall be earned.

     (d) The term "Performance Period" as used in this Section 10 shall mean the period of time selected by the Committee (which period shall be not more than five nor less than three years) commencing on January 1 of the Year in which the grant of Performance Units is made, during which the performance of the Company is measured for the purpose of determining the extent to which Performance Units have been earned.

     (e) Performance Units shall be earned to the extent that Performance Goals and other conditions established in accordance with Paragraph (b) of this
     Section 10 are met. The Company shall promptly notify each Grantee of the extent to which Performance Units have been earned by such Grantee. A Performance Unit may be exercised only during the period following such notice and prior to expiration of the related option. Performance Units which have been earned shall be paid after exercise by the Grantee pursuant to Paragraph (h) of this Section 10. The Committee shall have the sole and absolute discretion to determine whether payment for such Performance Unit will be made in cash, Shares or a combination of cash and Shares, provided that any Shares used for payment shall be valued at their Fair Market Value on the date of the exercise of the Performance Unit.

     (f) Unless otherwise determined by the Committee, in the event that a Grantee of Performance Units ceases to be employed by RSI or any Subsidiary during the term of the related Stock Option, the Performance Units held by him shall be exercisable only to the extent the related Stock Option is exercisable and shall be forfeited to the extent that the related Stock Option was not exercisable on the Termination Date.

     (g) The Company intends that this Section 10 shall comply with the requirements of Section 16(b) of the 1934 Act and the rules thereunder, as from time to time in effect, including the Rule. Should any provision of this Section 10 not be necessary to comply with the requirements of said
     Section 16(b) and the rules thereunder or should any additional provision be necessary for this Section 10 to comply with the requirements of Section 16(b) and the rules thereunder, the Committee may amend this Plan or any Award agreement to add to or modify the provisions thereof accordingly.

     (h) To exercise Performance Units, the Grantee shall give written notice to the Company in form satisfactory to the Committee addressed to the Secretary of the Company specifying the number of Shares with respect to which he is exercising Performance Units.

     (i) The exercise of Performance Units shall reduce on a one for one basis the number of Shares subject to the related Stock Option.

11.  RESTRICTED STOCK RIGHTS

     (a) The Committee from time to time may grant Restricted Stock Rights to key executive Employees selected by the Committee as being eligible therefor, which would entitle a Grantee to receive a stated number of Shares subject to forfeiture of such Rights if such Grantee failed to remain continuously in the employ of RSI or any Subsidiary for the period stipulated by the Committee (the "Restricted Period").

     (b) Restricted Stock Rights shall be subject to the following restrictions and limitations:

        (i) The Restricted Stock Rights may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of;

        (ii) Except as otherwise provided in Paragraph (d) of this Section 11, the Restricted Stock Rights and the Shares subject to such Restricted Stock Rights shall be forfeited and all rights of a Grantee to such Restricted Stock Rights and Shares shall terminate without any payment of consideration by the Company if the Grantee fails to remain continuously as an Employee of RSI or any Subsidiary for the Restricted Period. A Grantee shall not be deemed to have terminated his period of continuous employment with RSI or any Subsidiary if he leaves the employ of RSI or any Subsidiary for immediate reemployment with RSI or any Subsidiary.

     (c) The Grantee of Restricted Stock Rights shall not be entitled to any of the rights of a holder of the Common Stock with respect to the Shares subject to such Restricted Stock Rights prior to the issuance of such Shares pursuant to this Plan. During the Restricted Period, for each Share subject to a Restricted Stock Right, the Company will pay the holder an amount in cash equal to the cash dividend declared on a Share during the Restricted Period on or about the date the Company pays such dividend to the stockholders of record.

     (d) In the event that the employment of a Grantee terminates by reason of death, Disability or Retirement, such Grantee shall be entitled to receive the number of Shares subject to the Restricted Stock Right multiplied by a fraction (x) the numerator of which shall be the number of days between the date of grant of such Restricted Stock Right and the date of such termination of employment, and (y) the denominator of which shall be the number of days in the Restricted Period, provided, however, that any fractional Share shall be cancelled. If a Grantee's employment is interrupted by reason of Disability or a leave of absence (as determined by the Committee), then the Committee may permit the delivery of the Shares subject to the Restricted Stock Right in such amounts as the Committee may determine.

     (e) Notwithstanding Paragraphs (a) and (b) of this Section 11, unless otherwise determined by the Committee prior to the occurrence of a Change of Control, in the event of a Change of Control all restrictions on Restricted Stock shall expire and all Shares subject to Restricted Stock Rights shall be issued to the Grantees. Additionally, the Committee may, at any time, provide for the acceleration of the Restricted Period and of the issuance of all or part of the Shares subject to Restricted Stock Rights. Any determination made by the Committee pursuant to this Section 11(e) may be made as to all Restricted Stock Rights or only as to certain Restricted Stock Rights specified by the Committee. Once made, any determination by the Committee pursuant to this Section 11(e) shall be irrevocable.

     (f) When a Grantee shall be entitled to receive Shares pursuant to a Restricted Stock Right, the Company shall issue the appropriate number of Shares registered in the name of the Grantee.

12.  DILUTION AND OTHER ADJUSTMENTS

If there shall be any change in the Shares subject to this Plan or any Award granted under this Plan as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, adjustments may be made by the Committee, as it may deem appropriate, in the aggregate number and kind of Shares subject to this Plan or to any outstanding Award, and in the terms and provisions of this Plan and any Awards granted hereunder, in order to reflect, on an equitable basis, any such change in the Shares contemplated by this Section 12. Any adjustment made by the Committee pursuant to this Section 12 shall be conclusive and binding upon the Grantee, the Company and any other related person.

13.  SUBSTITUTE OPTIONS

Incentive and/or Non-qualified Stock Options may be granted under this Plan from time to time in substitution for either incentive or non-qualified stock options or both held by employees of other corporations who are about to become employees of the Company as the result of a merger, consolidation or reorganization of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation as the result of which it becomes a Subsidiary of the Company. The terms and conditions of the Stock Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but, in the event that the option for which a substitute Stock Option is being granted is an incentive stock option, no variation shall adversely affect the status of any substitute Stock Option as an incentive stock option under the Code.

14.  MISCELLANEOUS PROVISIONS

     (a) Notwithstanding any other provision of this Plan, no Stock Option, SAR, Limited SAR or Restricted Stock Right granted hereunder may be exercised nor shall any payment in respect of any Performance Unit granted hereunder be made and all rights of the Grantee thereof, or of the Grantee's legal representatives, heirs or legatees, shall be forfeited if, prior to the time of such exercise or payment, the Committee (or in the event of a Change of Control, the Incumbent Board) determines that the Grantee has (i) used for profit or disclosed confidential information or trade secrets of the Company to unauthorized persons, or (ii) breached any contract with, or violated any legal obligation to, the Company, or (iii) engaged in any other activity which would constitute grounds for termination for cause of the Grantee by the Company. The Committee (or the Incumbent Board) shall give a Grantee written notice of such determination prior to making any such forfeiture. The Committee (or the Incumbent Board) may waive the conditions of this Paragraph in full or in part if, in its sole judgment, such waiver will have no substantial adverse effect upon the Company. The determination of the Committee (or the Incumbent Board) as to the occurrence of any of the events specified above and to the forfeiture, if any, shall be conclusive and binding upon the Grantee, the Company and any other related person.

     (b) The Grantee of an Award shall have no rights as a stockholder with respect thereto, except as otherwise expressly provided in this Plan, unless and until certificates for Shares are issued.

     (c) No Award or any rights or interests therein shall be assignable or transferable by the Grantee except by will or the laws of descent and distribution. During the lifetime of the Grantee, an Award shall be exercisable only by the Grantee or the Grantee's guardian or legal representative.

     (d) The Company shall have the right to deduct from all Awards granted hereunder to be distributed in cash any Federal, state, local or foreign taxes required by law to be withheld with respect to such cash payments. In the case of Awards to be distributed in Shares, the holder or other person receiving such Common Stock shall be required, as a condition of such distribution, either to pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Shares or to have the number of the Shares, valued at their Fair Market Value on the date of distribution, to be distributed reduced by an amount equal to the value of such taxes required to be withheld.

     (e) No Employee shall have any claim or right to be granted an Award under this Plan, nor having been selected as a Grantee for one Year, any right to be a Grantee in any other Year. Neither this Plan nor any action taken hereunder shall be construed as giving any Grantee any right to be retained in the employ of RSI or any Subsidiary, and the Company expressly reserves its right at any time to dismiss any Grantee with or without cause.

     (f) The costs and expense of administering this Plan shall be borne by the Company and not charged to any Award nor to any Grantee.

     (g) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and payment of Awards shall be subordinate to the claims of the Company's general creditors.

     (h) Whenever used in this Plan, the masculine gender shall include the feminine or neuter wherever necessary or appropriate and vice versa and the singular shall include the plural and vice versa.

     (i) With respect to Grantees subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event this Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into this Plan insofar as Grantees subject to
     Section 16 are concerned.

15.  INDEMNIFICATION OF THE COMMITTEE

Service on the Committee shall constitute service as a director of the Company and members of the Committee shall be entitled to indemnification, advancement of expenses and reimbursement as directors of the Company pursuant to its Restated Articles of Incorporation, By-Laws, resolutions of the Board of Directors of RSI or otherwise.

16.  COMPLIANCE WITH LAW

     (a) Each Grantee, to permit the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any applicable blue sky or state securities laws, shall represent in writing to the Company at the time of the grant of an Award and at the time of the issuance of any Shares thereunder that such Grantee does not contemplate and shall not make any transfer of any Shares to be acquired under an Award except in compliance with the 1933 Act and such Grantee shall enter into such agreements and make such other representations as, in the opinion of counsel to the Company, shall be sufficient to enable the Company legally to issue the Shares without registration thereof under the 1933 Act. Certificates representing Shares to be acquired under Awards shall bear legends as counsel for the Company may indicate are necessary or appropriate to accomplish the purposes of this Section 16.

     (b) If at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to any Award upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of or issuance of Shares under such Award, such Shares shall not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

17.  AMENDMENT OF THE PLAN

The Committee may at any time (i) terminate this Plan or (ii) modify or amend this Plan in any respect, except that, to the extent required to maintain the qualification of this Plan under Section 16 of the 1934 Act, or as otherwise required to comply with applicable law or the regulations of any stock exchange on which the Shares are listed, the Committee may not, without shareholder approval, (A) materially increase the benefits accruing to Grantees under this Plan, (B) materially increase the number of securities which may be issued under this Plan or (C) materially modify the requirements as to eligibility for participation in this Plan. Should this Plan require amendment to maintain full legal compliance because of rules, regulations, opinions or statutes issued by the SEC, the U.S. Department of the Treasury or any other governmental or governing body, then the Committee or the Board may take whatever action, including but not limited to amending or modifying this Plan, is necessary to maintain such compliance. The termination or any modification or amendment of this Plan shall not, without the consent of any Grantee involved, adversely affect his rights under an Award previously granted to him.

18.  EFFECTIVE DATE AND TERM OF THE PLAN

     (a) This Plan shall become effective on May 5, 1995, subject to the approval of the shareholders of RSI.

     (b) Unless previously terminated in accordance with Section 17 of this Plan, this Plan shall terminate on the close of business on May 4, 2005, after which no Awards shall be granted under this Plan. Such termination shall not affect any Awards granted prior to such termination.

                                                                     APPENDIX B

                                     PROXY

                               RYDER SYSTEM, INC.

                           ANNUAL MEETING-MAY 1, 1998
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints M. Anthony Burns, Edwin A. Huston and Vicki A. O'Meara, and each of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned and to vote, as designated below, all the shares of common stock of RYDER SYSTEM, INC., held of record by the undersigned on March 5, 1998, at the Annual Meeting of Shareholders to be held at the Miami Airport Hilton and Towers, 5101 Blue Lagoon Drive, Miami, Florida, on Friday, May 1, 1998, and at any adjournments thereof, on all matters to come before the meeting.

    Election of Directors. Nominees:                        COMMENTS:(change of address)

      Vernon E. Jordan, Jr., Paul J. Rizzo, Christina A.     ----------------------------------------------------------------------
      Varncy and Alva O. Way for a term of office expiring   ----------------------------------------------------------------------
      at the 2001 Annual Meeting, and David I. Fuente for    ----------------------------------------------------------------------
      a term of office expiring at the 1999 Annual Meeting.  (If you have written in the above space, please mark the corresponding box on the reverse of this card)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. However, please sign the card in any event since the Proxy Committee cannot vote your shares unless you sign and return this card.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
                                                                      SIDE








                                  DETACH HERE

[X] Please mark
    votes as in
    this example.


This proxy when property executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors and FOR proposals 2 and 3.

                       DIRECTORS RECOMMENDED A VOTE "FOR"

                        FOR         WITHHELD                                                               FOR     AGAINST   ABSTAIN
1. Election                                                     2.  Ratification of an Amendment to the
   of Directors         [ ]           [ ]                           Ryder System, Inc., 1995 Stock         [ ]       [ ]       [ ]
   (see reverse).                                                   Incentive Plan.

                                                                3.  Ratification of KPMG Peat Marwick      [ ]       [ ]       [ ]
                                                                    LLP as auditors:
----------------------------------------------------------
For, except vote withheld from the nominee(s) listed above


                                                              Mark here for Change of Address Comments and Note On Reverse Side [ ]

                                                              In their discretion said proxies may vote for a new nominee of management if any nominee has become unavailable, and any other matters properly coming before the meeting all as act forth in the
                                                              Notice of Annual Meeting and Proxy Statement.

                                                              Please sign exactly as named appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature:                          Date:                     Signature:                          Date:
          --------------------------     ---------------------          --------------------------     ----------------------------